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                                                                       Exhibit 1

                                                                  Execution Copy

                             AMERIGAS PARTNERS, L.P.
                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                December 5, 2001

Salomon Smith Barney Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
UBS Warburg LLC
As Representatives of the Several Underwriters
c/o Salomon Smith Barney Inc.
338 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

     AmeriGas Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes to sell to the several underwriters named in Schedule I
                                                                      ----------
hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 1,843,047 of its limited partner interests in the Partnership (the "Common Units"), in the amounts set forth opposite such Underwriter's name in Schedule I, and Columbia Energy Group (the "Offering Unitholder") proposes to
   ----------
sell to the Underwriters 2,356,953 Common Units, in the amounts set forth opposite such Underwriter's name in Schedule II hereto (said Common Units to be
                                    -----------
issued and sold by the Partnership and the Offering Unitholder being hereinafter called the "Underwritten Securities"). The Partnership also proposes to grant to the Underwriters an option to purchase up to 630,000 additional Common Units to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on Schedule I other than
                                                          ----------
you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

     The Partnership, AmeriGas Propane, L.P., a Delaware limited partnership ("AmeriGas Propane"), AmeriGas Eagle Propane, L.P., a Delaware limited partnership ("AmeriGas Eagle," and together with AmeriGas Propane, the "Operating Partnerships"), and AmeriGas Propane, Inc., a Pennsylvania corporation and general partner of both the Partnership and AmeriGas Propane (the "General Partner"), and AmeriGas Eagle Holdings, Inc., a Delaware corporation

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and general partner of AmeriGas Eagle (the "Eagle General Partner," and together with the General Partner, the "General Partners"), are collectively referred to herein as the "Partnership Entities".

     1.    Representations and Warranties.
           ------------------------------

     (i) The Partnership Entities, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this
Section 1.

           (a) The Partnership meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission two registration statements (file numbers 333-73686 and 333-45902) on Form S-3, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Registration Statement has been declared effective by the Commission and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or overtly threatened by the Commission. The Partnership has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder. As filed, the Final Prospectus or any such supplement to the Final Prospectus shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Partnership has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x). The Partnership may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Partnership will next file with the Commission a Final Prospectus relating to the Securities in accordance with Rules 430A and 424(b).

           (b) On the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, at the Execution Time, the Preliminary Final Prospectus did not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Final Prospectus

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     (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Partnership Entities make no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Partnership by or on behalf of any Underwriter through the Representatives or by the Offering Unitholder specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

          (c) Each of the Partnership and the Operating Partnerships has been duly formed and is validly existing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") with full partnership power and authority to own, lease and operate its respective properties to be owned and operated at the Closing Date and to conduct its respective businesses to be conducted at the Closing Date in all material respects as described in the Registration Statement and the Final Prospectus, and each of the Partnership and the Operating Partnerships is, or at each Closing Date will be, duly registered or qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify (i) does not have a material adverse effect on the financial condition, results of operations, prospects, business or properties, whether or not arising from transactions in the ordinary course of business, except as set forth in the Final Prospectus (exclusive of any supplement thereto) ("Material Adverse Effect") of the Partnership and the Operating Partnerships, taken as a whole, or (ii) would not subject the limited partners of the Partnership that are common unitholders to any material liability or disability.

          (d) The General Partner is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, with full corporate power and authority to own, lease and operate its properties and to conduct its business and to act as general partner of the Partnership and of AmeriGas Propane, in each case in all material respects as described in the Registration Statement and the Final Prospectus, and the General Partner is duly registered or qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify,

               (i) does not have a Material Adverse Effect on the Partnership and the Operating Partnerships, taken as a whole or

               (ii) would not subject the limited partners that are common unitholders of the Partnership to any material liability or disability.

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          (e)  The Eagle General Partner is a corporation duly incorporated, validly existing and in good standing under the Delaware General Corporation Law (the "DGCL"), with full corporate power and authority to own, lease and operate its properties and to conduct its business and to act as general partner of AmeriGas Eagle, in all material respects as described in the Registration Statement and the Final Prospectus, and the Eagle General Partner is duly registered or qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify,

               (i) does not have a Material Adverse Effect on the Partnership and the Operating Partnerships, taken as a whole or

               (ii) would not subject the limited partners that are common unitholders of the Partnership to any material liability or disability.

          (f) None of the Partnership, the Operating Partnerships or the General Partners has any subsidiaries (other than the Partnership and Operating Partnerships themselves and Petrolane Incorporated, a Pennsylvania corporation ("Petrolane")) which would be deemed to be a significant subsidiary (as such term is defined in Section 1-02 of Regulation S-X) to the Partnership on a consolidated basis.

          (g) None of the Partnership, the Operating Partnerships or the General Partners is in violation of its partnership agreement, certificate or articles of incorporation, by-laws, or certificates of limited partnership. None of the Partnership, the Operating Partnerships or the General Partners is in breach, default or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Partnership, the Operating Partnerships or the General Partners is a party or by which any of them or any of its respective properties may be bound which breach, default or violation would, if continued, (i) have a Material Adverse Effect on the Partnership or the Operating Partnerships, taken as a whole, or (ii) subject the limited partners of the Partnership that are common unitholders to any material liability or disability. None of the Partnership, AmeriGas Propane or the General Partner is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Partnership, AmeriGas Propane, or the General Partner, as applicable, or of any decree of any court or governmental agency or body having jurisdiction over the Partnership, AmeriGas Propane and the General Partner, which violation would, if continued, (i) have a Material Adverse Effect on the Partnership or the Operating Partnerships, taken as a whole, or (ii) subject the limited partners of the Partnership that are common unitholders to any material liability or disability. To our knowledge, neither AmeriGas Eagle nor the Eagle General Partner is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to AmeriGas Eagle or the

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          Eagle General Partner, as applicable, or of any decree of any court or governmental agency or body having jurisdiction over AmeriGas Eagle or the Eagle General Partner, as applicable.

                (h) None of the offering, issuance and sale of the Securities by the Partnership, the execution, delivery or performance of this Agreement by the Partnership, the Operating Partnerships or the General Partners nor the consummation by the Partnership, the Operating Partnerships or the General Partners of the transactions contemplated hereby (A) requires any permit, consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or (B) will constitute a violation of the agreement of limited partnership, certificate or articles of incorporation, bylaws or certificates of limited partnership of the Partnership, the Operating Partnerships or the General Partners or (C) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under, any material agreement, indenture, lease or other instrument to which the Partnership, the Operating Partnerships or the General Partners is a party or by which any of them or any of their respective properties may be bound other than as described in the Final Prospectus and except for agreements, indentures, leases or other instruments that will be extinguished on the Closing Date, or (D) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Partnership, the Operating Partnerships or the General Partners or any of their respective properties, or (E) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Partnership, the Operating Partnerships or the General Partners pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject (other than as described in the Final Prospectus) which conflict, breach, violation or default would, if continued, in the case of (A), (C), (D) and (E), (i) have a Material Adverse Effect on the Partnership and the Operating Partnerships, taken as a whole, or (ii) subject the limited partners of the Partnership that are common unitholders to any material liability or disability, except for permits, consents, approvals and similar authorizations required under the Act and the securities or blue sky laws of certain jurisdictions.

                (i) The accountants, Arthur Andersen LLP, who have certified the financial statements included or incorporated by reference in the Preliminary Final Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act.

                (j) Except as disclosed in the Registration Statement and the Final Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus (or any

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     amendment or supplement thereto), none of the Partnership, the Operating
     Partnerships or the General Partners has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Partnership and the Operating Partnerships, taken as a whole.

                (k) The Partnership has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute, any prospectus (as defined under the Act) in connection with the offering and sale of the Securities other than the Registration Statement, the Basic Prospectus, the Preliminary Final Prospectus, the Final Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act, including Rule 134 of the general rules and regulations promulgated thereunder.

                (l) Each of the Partnership, the Operating Partnerships and the General Partners has filed all material tax returns required to be filed and has timely paid all taxes shown to be due pursuant to said returns, other than those (i) which, if not paid, would not have a Material Adverse Effect on the Partnership and the Operating Partnerships, taken as a whole, or (ii) which are being contested in good faith.

                (m) Except as described in the Final Prospectus, none of the Partnership, the Operating Partnerships and the General Partners has sustained since the date of the latest audited financial statements included in the Final Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus; and, except as described in the Final Prospectus since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, and except for changes in accumulated other comprehensive income (loss) attributable to the Operating Partnership's derivative instruments, there has not been any material change in the partners' equity or capital stock or long-term debt of the Partnership, the Operating Partnerships or the General Partners; and there has not been any material adverse change in or affecting the financial condition, business, properties, results of operations or prospects of the Partnership and the Operating Partnerships, taken as a whole.

                (n) At June 30, 2001, the Partnership had and would have had on the pro forma and adjusted bases indicated in the Final Prospectus, a duly authorized and outstanding capitalization as set forth therein; the consolidated historical financial statements together with the related schedules and notes of the Partnership and its subsidiaries included or incorporated by reference in the Final Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Partnership as of the dates and the periods indicated, comply as to form with the applicable requirements as to financial statements of the Act, the Exchange Act and the rules promulgated under the Act or the Exchange

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     Act and have been prepared in conformity with accounting principles generally accepted in the United States; the historical information set forth in the Final Prospectus under the caption "Selected Historical and Pro Forma Financial and Other Data" accurately presents, on the bases stated in the Registration Statement and Final Prospectus, the information included therein.

                (o) The General Partner is the sole general partner of the Partnership and AmeriGas Propane with a general partner interest in the Partnership of 1.0% pursuant to the Second Amended and Restated Agreement of Limited Partnership, dated as of September 30, 2000 (the "Partnership Agreement"), and a general partner interest in AmeriGas Propane of 1.0101% pursuant to the Amended and Restated Agreement of Limited Partnership of AmeriGas Propane, dated as of April 12, 1995 (the "AmeriGas Propane Partnership Agreement" and, together with the Partnership Agreement and the AmeriGas Eagle Partnership Agreement, the "Partnership Agreements").

                (p) As of the Closing Date, the General Partner and its consolidated subsidiaries will own limited partner interests in the Partnership represented by 14,633,932 Common Units and 9,891,072 units representing subordinated limited partner interests ("Subordinated Units").

                (q) As of the Closing Date, the Partnership will be the sole limited partner of AmeriGas Propane, with a limited partner interest of 98.9899%, and will own such limited partner interest in AmeriGas Propane free and clear of all liens, encumbrances, charges or claims other than those arising pursuant to the AmeriGas Propane Partnership Agreement.

                (r) Eagle General Partner is the sole general partner of AmeriGas Eagle with a general partner interest in AmeriGas Eagle of 1% pursuant to the Amended and Restated Agreement of Limited Partnership of AmeriGas Eagle Propane, L.P., dated as of July 19, 1999 (the "AmeriGas Eagle Partnership Agreement").

                (s) AmeriGas Propane is a limited partner of AmeriGas Eagle with a limited partner interest of more than 98% in AmeriGas Eagle, and, except for security interests under AmeriGas Propane's April 1995 Intercreditor and Agency Agreement and AmeriGas Propane's Security Agreement, AmeriGas Propane owns such limited partner interest in AmeriGas Eagle free and clear of all liens, encumbrances, charges or claims. An unaffiliated third party is a special limited partner of AmeriGas Eagle, with a special limited partner interest of less than 1%.

                (t) At the Closing Date, or the settlement date, as the case may be, the Securities and the limited partner interests represented thereby will be duly authorized by the Partnership Agreement and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid (to the extent required under the

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     Partnership Agreement) and non-assessable (except as such non-assessability may be affected by the provisions of Section 17-607 of the Delaware Act).

                (u) Other than the right of the special limited partner to maintain a 1% ownership interest in AmeriGas Eagle, and as described in the Basic Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase limited or general partner interests from the Partnership or the Operating Partnerships, nor any restriction upon the voting or transfer of, any Common Units of the Partnership or limited partner interests of the Operating Partnerships pursuant to any of the Partnership Agreements or any agreement or other instrument to which the Partnership or the Operating Partnerships is a party or by which any of them may be bound, except for restrictions on transfer of the unregistered Common Units issued pursuant to acquisition agreements.

                (v) All of the issued shares of capital stock of the General Partner have been duly authorized and validly issued and are fully paid and non-assessable; and, except as set forth in the Final Prospectus, all of the issued shares of capital stock of the General Partner are held directly or indirectly by UGI Corporation, free and clear of all liens, encumbrances, equities or claims.

                (w) All of the issued shares of capital stock of the Eagle General Partner have been duly authorized and validly issued and are fully paid and non-assessable; except as set forth in the Final Prospectus and except for security interests under AmeriGas Propane's April 1995 Intercreditor and Agency Agreement and AmeriGas Propane's General Security Agreement, all of the issued shares of capital stock of the Eagle General Partner are held directly or indirectly by AmeriGas Propane free and clear of all liens, encumbrances and claims whatsoever.

                (x) This Agreement has been duly authorized, executed and delivered by the Partnership Entities.

                (y) Each of the Partnership and the Operating Partnerships has, or at or before the Closing Date will have, all necessary consents, approvals, authorizations, orders, registrations and qualifications of or with any court or governmental agency or body having jurisdiction over it or any of its properties or of or with any other person to acquire its properties and to conduct its business as set forth or contemplated in the Final Prospectus, except such consents, approvals, authorizations, orders, registrations or qualifications which, if not obtained, would not (i) individually or in the aggregate, have a Material Adverse Effect on the Partnership and the Operating Partnerships taken as a whole, or (ii) affect the limited liability of the limited partners of the Partnership that are common unitholders.

                (z) None of the Partnership, AmeriGas Propane or the General Partner (i) has violated any environmental, safety, health or similar law or regulation applicable to its


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         business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), which violation would have a Material Adverse Effect on the Partnership or the Operating Partnerships, taken as a whole, or (ii) lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease or operate their properties and conduct its businesses as described in the Final Prospectus or is violating any terms and conditions of any such permit, license or approval, which would have a Material Adverse Effect on the Partnership or the Operating Partnerships, taken as a whole. To our knowledge, neither AmeriGas Eagle nor the Eagle General Partner (i) has violated any Environmental Laws, or (ii) lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease or operate its properties and conduct its businesses as described in the Final Prospectus or is violating any terms and conditions of any such permit, license or approval.

              (aa) Each of the Partnership Entities has insurance covering its respective properties, operations, personnel and businesses. In the General Partners' reasonable judgment, such insurance insures against such losses and risks as are adequate to protect the Partnership, the Operating Partnerships and the General Partners and their businesses. No Partnership Entity has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

              (bb) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership, any of its subsidiaries or the General Partners or its or their property is pending or, to the knowledge of the Partnership or the General Partners, threatened that (i) would reasonably be expected to have a Material Adverse Effect on the Partnership and the Operating Partnerships, taken as a whole, or prevent or result in the suspension of the offering and issuance of the Securities or (ii) would in any manner question the validity of this Agreement.

              (cc) Any certificate signed by any officer of the General Partner on behalf of the Partnership and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Partnership, as to matters covered thereby, to each Underwriter.

         (ii) The Offering Unitholder represents and warrants to, and agrees with, each Underwriter that:

              (a) The Offering Unitholder is the record and beneficial owner of the Underwritten Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims and has duly endorsed such Underwritten Securities in

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         blank, and, assuming that each Underwriter acquires its interest in the
         Underwritten Securities it has purchased from the Offering Unitholder without notice of any adverse claim to such Underwritten Securities, upon delivery to the Underwriters in the State of New York of certificates representing such Underwritten Securities accompanied by a stock power indorsed to them, and upon payment of the consideration called for herein, the Underwriters will acquire all of the Offering Unitholder's rights in such Underwritten Securities, free and clear of any adverse claim within the meaning of Section 8-102 of the Uniform Commercial Code ("UCC") of New York.

              (b) The Offering Unitholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Underwritten Securities.

              (c) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Offering Unitholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Underwritten Securities by the Underwriters and such other approvals as have been obtained.

              (d) Neither the sale of the Underwritten Securities being sold by the Offering Unitholder nor the consummation of any other of the transactions herein contemplated by the Offering Unitholder or the fulfillment of the terms hereof by the Offering Unitholder will conflict with, result in a breach or violation of, or constitute a default under (A) the charter or by-laws of the Offering Unitholder or
         (B) the terms of any indenture or other agreement or instrument to which the Offering Unitholder or any of its affiliates is a party or bound, or (C) any law, judgment, order or decree applicable to the Offering Unitholder or any of its affiliates of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Offering Unitholder or any of its affiliates, which conflict, breach, violation or default would, if continued, in the case of (B) and (C), (i) not have a Material Adverse Effect on the Offering Unitholder or (ii) not subject the Offering Unitholder to any material liability or disability.

              (e) The sale of Underwritten Securities by the Offering Unitholder pursuant hereto is not prompted by any information concerning the Partnership or the Operating Partnerships which is not set forth in the Prospectus or any supplement thereto.

              (f) The information in the Prospectus under the caption "Offering Unitholders" which specifically relates to the Offering Unitholder does not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any

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         material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

              Any certificate signed by any officer of the Offering Unitholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Offering Unitholder, as to matters covered thereby, to each Underwriter.

         2.   Purchase and Sale.
              -----------------

              (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Partnership agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Partnership, at a purchase price of $20.5862 per unit, 1,843,047 Common Units. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Offering Unitholder agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Offering Unitholder, at a purchase price of $20.5862 per unit, 2,356,953 Common Units.

              (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Partnership hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 630,000 Option Securities at the same purchase price per unit as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Representatives to the Partnership setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be in the same percentage of the total number of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional units.

         3.   Delivery and Payment. Delivery of and payment for the Underwritten
              --------------------
Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on December 11, 2001, or at such time on such later date and time after the foregoing date as may be determined by agreement between the Representatives, the Partnership and the Offering Unitholder or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the

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purchase price thereof to or upon the order of the Partnership and the Offering
Unitholder by wire transfer payable in same-day funds to the accounts specified by the Partnership and the Offering Unitholder. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

     The Offering Unitholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several underwriters of the Underwritten Securities to be purchased by them from the Offering Unitholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

     If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Partnership will deliver the Option Securities (at the expense of the Partnership) to the Representatives, through the system of the Depository Trust Company (DTC), on the date specified by the Representatives (which shall be no earlier than three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Partnership by wire transfer payable in same-day funds to an account specified by the Partnership.

     If settlement for the Option Securities occurs after the Closing Date, the Partnership will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

     4.  Offering by Underwriters. It is understood that the several
         ------------------------
Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

     5.  Agreements.
         ----------

     (i) The Partnership agrees with the several Underwriters that:

         (a) Prior to the termination of the offering of the Securities, the Partnership will not file any amendment of the Registration Statement or supplement (including any Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement relating to the Securities (except any documents required to be filed under the Exchange Act) unless the Partnership has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Partnership will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The

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         Partnership will promptly advise the Representatives (1) when the Final
         Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement relating to the Securities shall have been filed with the Commission, (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration
         Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information,
         (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Partnership of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Partnership will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, upon request from the Underwriters, the Partnership promptly will (1) notify the Representatives of such event,
         (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

               (c) As soon as practicable, the Partnership will make generally available to its security holders and to the Representatives an earnings statement or statements of the Partnership which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

               (d) The Partnership will furnish to Salomon Smith Barney Inc., on behalf of the Representatives and counsel for the Underwriters, without charge, one signed copy of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Partnership will pay the expenses of printing or other production of all documents relating to the offering.

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          (e) The Partnership will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Partnership be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, in any jurisdiction where it is not now so subject. The Partnership acknowledges that the offer or sale of the Securities in any jurisdiction may subject the Partnership to service of process in suits arising out of the offer or sale of the Securities in such jurisdiction.

          (f) The Partnership will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge, grant any options or warrants to purchase Common Units or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Partnership or any affiliate of the Partnership or any person in privity with the Partnership or any affiliate of the Partnership), directly or indirectly, including through the filing (or participation in the filing) of a registration statement with the Commission in respect of, or the establishment of or increase in a put equivalent position in or liquidation or the decrease in a call equivalent position in, within the meaning of
     Section 16 of the Exchange Act, any other Common Units or rights that represent the right to receive Common Units or any securities that are senior to or pari passu with Common Units or publicly announce an intention to effect any such transaction, for a period of ninety (90) days from the Execution Time, other than

               (i) in connection with the acquisition of assets, businesses or the capital stock or other ownership interests of businesses by the Partnership or the Operating Partnerships in exchange for securities of the Partnership that are substantially similar to the Common Units, if the recipient(s) of such securities agree(s) not to offer, sell, contract to sell, or otherwise dispose of such securities or take any of the other actions restricted by this Section 5(f) during such lock-up period or

               (ii) pursuant to employee benefit plans or unit option plans, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement. The Partnership will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Securities.

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     (ii) The Offering Unitholder agrees with the several Underwriters that:

          (a) The Offering Unitholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Underwritten Securities.

          (b) The Offering Unitholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Underwritten Securities by an underwriter or dealer may be required under the Act, of (i) any material change in the Partnership's financial condition, results of operations, prospects, business or properties, (ii) any change in information in the Registration Statement or the Prospectus relating to the Offering Unitholder or (iii) any new material information relating to the Partnership or relating to any matter stated in the Prospectus which comes to the attention of the Offering Unitholder.

     6.   Conditions to the Obligations of the Underwriters. The obligations of
          -------------------------------------------------
the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Partnership Entities contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Partnership made in any certificates pursuant to the provisions hereof, to the performance by the Partnership Entities of their obligations hereunder and to the following additional conditions:

          (a) The Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Partnership shall have requested and caused Morgan, Lewis & Bockius LLP, counsel for the Partnership, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) Each of the Partnership and AmeriGas Propane has been duly formed and each of the Partnership and the Operating Partnerships is validly existing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Deaware Act") with full partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its respective businesses as described in the Final Prospectus, and each of the Partnership and AmeriGas Propane is duly registered or qualified to conduct its business and is in good standing under the laws of each jurisdiction or place where the

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                    nature of its properties or the conduct of its business
                    requires registration or qualification (except where failure to so qualify would not have a Material Adverse Effect on the Partnership on a consolidated basis). AmeriGas Eagle is duly registered and qualified to conduct its business and is in good standing under the laws of each jurisdiction or place listed on Exhibit A to such counsel's opinion. Each of
                                    ---------
                    the Partnership Agreements has been duly authorized and validly executed and delivered by the Partnership, the Operating Partnerships and the General Partners, as the case may be, and constitutes a valid and binding obligation of the Partnership, the Operating Partnerships and the General Partners, as the case may be, enforceable against such party in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and securities laws and public policy underlying such laws with respect to rights to indemnification and contribution.

                    (ii) The General Partner is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, with full corporate power and authority to own, lease and operate its properties and to conduct its business and to act as general partner of the Partnership and AmeriGas Propane and the General Partner is duly registered or qualified to conduct its business and is in good standing under the laws of each jurisdiction or place where the nature of its properties or the conduct of its business requires registration or qualification (except where failure to so qualify would not have a Material Adverse Effect on the Partnership on a consolidated basis).

                    (iii) The Eagle General Partner is a corporation validly existing and in good standing under the DGCL, with full corporate power and authority to own, lease and operate its properties and to conduct its business and to act as general partner of AmeriGas Eagle, and the Eagle General Partner is duly registered or qualified to conduct its business and is in good standing under the laws of each jurisdiction or place listed on Exhibit A to such counsel's opinion.
                                    ---------

                    (iv) The outstanding Common Units have been duly and validly authorized and issued and are fully paid and nonassessable; upon official notice of issuance, the Securities will be duly listed, and admitted and

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                     authorized for trading on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding Common Units of the Partnership are not entitled to preemptive or other rights to subscribe for the Securities other than preemptive rights of the General Partner pursuant to the Partnership Agreement and, except as set forth in the Final Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, Common Units of or ownership interests in the Partnership are outstanding.

                     (v) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Entities or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and to the knowledge of such counsel, there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in the Final Prospectus under the heading "Business and Properties - Government Regulation" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

                     (vi) The Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Final Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder.

                     (vii) This Agreement has been duly authorized and validly executed and delivered by the Partnership, the Operating Partnerships and the General Partners, as the case may be.

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               (viii)  The Partnership is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

               (ix) Neither the General Partners, the Partnership nor the Operating Partnerships has any subsidiaries (other than the Partnership and Operating Partnerships themselves and Petrolane) which would be deemed to be a significant subsidiary (as such term is defined in Section 1-02 of Regulation S-X) to the Partnership on a consolidated basis.

               (x) The General Partner is the sole general partner of the Partnership and AmeriGas Propane with a general partner interest in the Partnership of 1.0% and a general partner interest in AmeriGas Propane of 1.0101%; such general partner interests are duly authorized by the Partnership Agreement and the AmeriGas Propane Partnership Agreement, respectively, are validly issued and are owned by the General Partner free and clear of all liens, encumbrances, charges or claims of record (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Pennsylvania naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Pennsylvania or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Act.

               (xi) The Partnership is the sole limited partner of AmeriGas Propane, with a limited partner interest of 98.9899%; such limited partner interest is duly authorized by the AmeriGas Propane Partnership Agreement and is validly issued, fully paid (to the extent required) and non-assessable (except as such non-assessability may be affected by the provisions of Section 17-607 of the Delaware Act); and the Partnership owns such limited partner interest in AmeriGas Propane free and clear of all liens, encumbrances, charges or claims of record (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Act.

               (xii) The Eagle General Partner is the sole general partner of AmeriGas Eagle with a general partner interest in AmeriGas Eagle of 1%; such general partner interest is duly authorized by the AmeriGas Eagle Partnership Agreement, and is validly issued and, except for security

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               interests under AmeriGas Propane's April 1995 Intercreditor and
               Agency Agreement and AmeriGas Propane's General Security Agreement, are owned by the Eagle General Partner free and clear of all liens, encumbrances, charges or claims of record (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Eagle General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Act.

               (xiii) AmeriGas Propane is a limited partner of AmeriGas Eagle, with a limited partner interest of more than 98%, and an unaffiliated third party is a special limited partner of AmeriGas Eagle, with a special limited partner interest of less than 1%. AmeriGas Propane's limited partner interests are duly authorized by the AmeriGas Eagle Partnership Agreement and are validly issued, fully paid (to the extent required) and non-assessable (except as such non-assessability may be affected by the provisions of Section 17-607 of the Delaware Act); and, except for security interests under AmeriGas Propane's 1995 Intercreditor and Agency Agreement and AmeriGas Propane's General Security Agreement, AmeriGas Propane owns such limited partner interests in AmeriGas Eagle free and clear of all liens, encumbrances, charges or claims of record (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or
               (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Act.

               (xiv) The Securities to be issued and sold to the Underwriters by the Partnership hereunder and the limited partner interests represented thereby have been duly and validly authorized by the General Partner on behalf of the Partnership pursuant to the Partnership Agreement and, when issued and delivered against payment therefor as provided in this Agreement, will be validly issued, fully paid (to the extent required) and nonassessable (except as such non-assessability may be affected by the provisions of Section 17-607 of the Delaware Act).

               (xv) The statements incorporated in the Registration Statement and in the Final Prospectus under the caption "Description of Common Units" insofar as they constitute descriptions of the Partnership Agreement or refer to statements of law or legal conclusions, are accurate and complete in all material respects.

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               (xvi)   Except as described in the Final Prospectus, there are no
               preemptive rights or other rights to subscribe for limited partner interests or to purchase, nor any restriction upon the voting or transfer of, any owners of Common Units of the Partnership or the Operating Partnerships pursuant to any of the Partnership Agreements.

               (xvii) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Final Prospectus and such other approvals (specified in such opinion) as have been obtained.

               (xviii) Neither the issue, offer, sale or delivery of the Securities, the execution, delivery or performance of this Agreement, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, default under or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Partnership Entities pursuant to (i) the charter, by-laws, Partnership Agreements or certificates of limited partnership of the Partnership Entities, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Partnership Entities is a party or bound or to which its or their property is subject and which is filed as an exhibit to the Partnership's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, as an exhibit to the Partnership's Quarterly Reports for the quarters ended December 31, 2000, March 31, 2001, and June 30, 2001 or as an exhibit to any Current Report on Form 8-K filed by the Partnership after September 30, 2000 or (iii) to the knowledge of such counsel, any statute, law, rule, regulation, judgment, order or decree applicable to the Partnership Entities of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Partnership or its subsidiaries or any of its or their properties.

               (xix) Except as provided in the Partnership Agreement, to the knowledge of such counsel, no holders of securities of the Partnership have rights to the registration of such securities under the Registration Statement.

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               (xx) Neither the Partnership nor the General Partner is a
               "holding company" within the meaning of the Section 2(a)(7) of the 1935 Act, and neither the Operating Partnerships, the Partnership, nor the General Partners is subject to regulation under the 1935 Act. In addition, such counsel shall state that in the course of the preparation of the Registration Statement, Basic Prospectus and Final Prospectus, such counsel has participated in conferences with officers and other representatives of the Partnership, representatives of the independent accountants of the Partnership, representatives of the Underwriters, representatives of Baker Botts L.L.P. and representatives of counsel for the Underwriters, at which the contents of the Registration Statement, Basic Prospectus and Final Prospectus and related matters were discussed and, although such counsel does not pass upon, and does not assume any responsibility for, the accuracy, completeness or fairness of any statement contained in the Registration Statement, Basic Prospectus or Final Prospectus and such counsel has made no independent check or verification thereof (except as set forth in paragraphs (v) and (xv) above), based in part upon the foregoing, no facts have come to such counsel's attention that have led such counsel to believe that the Registration Statement (except as to the financial statements and notes thereto and other financial data included therein as to which such counsel need not express any opinion or belief), as of the date of effectiveness, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Basic Prospectus and Preliminary Final Prospectus and the Final Prospectus (except as to the financial statements and the notes thereto and other financial data included therein or excluded therefrom as to which such counsel need not express any opinion or belief), as of its date or as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In rendering such opinion such counsel may rely as to matters of fact, to the extent such counsel deems reasonable, upon certificates of public officials and officers of the Company, provided that the extent of such reliance is specified in such opinion.

        In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Partnership and public officials.

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          (c) You shall have received on the Closing Date, an opinion of Baker
     Botts L.L.P., counsel for the Partnership, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that the statements in the Registration Statement and Basic Prospectus under the caption "Description of Common Units," insofar as they constitute descriptions of the Partnership Agreement or refer to statements of law or legal conclusions, are accurate and complete in all material respects. Such opinion also should state that the opinion of Baker Botts L.L.P. filed as Exhibit 8.1 to the Registration Statement is confirmed and the Representatives may rely on such opinion as if it were addressed to such representatives.

          (d) The Offering Unitholder shall have requested and caused Schiff, Hardin & Waite, LLP, counsel for the Offering Unitholder, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives, to the effect that:

          (i) The execution, delivery and performance of this Agreement by the Offering Unitholder has been duly authorized by all necessary corporate action on the part of the Offering Unitholder.

          (ii) This Agreement has been duly executed and delivered by the Offering Unitholder.

          (iii) The execution and delivery by the Offering Unitholder of this Agreement do not, and the performance by the Offering Unitholder of its obligations under this Agreement, including the sale of the Underwritten Securities to be sold by the Offering Unitholder, will not, (i) violate its Restated Certificate of Incorporation or By-Laws,
          (ii) violate any law, rule or regulation applicable to the Offering Unitholder, (iii) violate any judgment, injunction, order or decree which is listed on the officer's certificate attached to this opinion letter or (iv) breach or result in a default under any indenture, mortgage, instrument or agreement which is filed (or incorporated by reference) as an exhibit to (a) the Annual Report on Form 10-K of the Offering Unitholder for the year ended December 31, 2000, (b) the Quarterly Reports of the Offering Unitholder on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 or
          (c) the Current Reports of the Offering Unitholder on Form 8-K filed after December 31, 2000.

          (iv) Neither the execution and delivery by the Offering Unitholder of this Agreement nor the performance by the Offering Unitholder of its obligations under this Agreement, including the sale of the Underwritten Securities to be sold by the Offering Unitholder, requires any consent or approval of any nature from, or filing with any, governmental authority of

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                        the State of Illinois or the United States of America or
                        under the Delaware General Corporation Law under any law, regulation or rule applicable to the Offering Unitholder (except that such counsel need express no opinion with respect to the Securities Act of 1933 and the securities and blue sky laws of the various states).

                        (v) Assuming that the Underwriters acquire their interest in the Underwritten Securities to be sold by the Offering Unitholder without notice of any adverse claim to such Underwritten Securities, upon delivery to the Underwriters in the State of New York of certificates representing such Underwritten Securities accompanied by a stock power indorsed to them, and upon payment of the consideration called for herein, the Underwriters will acquire all of the Offering Unitholder's rights in such Underwritten Securities, free of any adverse claim within the meaning of Section 8-102 of the New York UCC.

                        In rendering such opinion, such counsel may rely (A)
                as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Offering Unitholder and public officials.

                (e) The Representatives shall have received from Andrews & Kurth Mayor, Day, Caldwell & Keeton L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Partnership shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                (f) The Partnership shall have furnished to the Representatives a certificate of the Partnership, signed on behalf of the General Partner by a President or Vice President thereof dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

                        (i) the representations and warranties of the contained in this Agreement are true and correct on and as of the Closing Date as though made at and as of the Closing Date;



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                (ii)   the Partnership has performed all obligations required to
                be performed by it pursuant to the terms of this Agreement at or prior to the Closing Date;

                (iii) the Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Partnership, threatened by the Commission, and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied;

                (iv) the Common Units have been duly listed, subject to official notice of issuance, on the New York Stock Exchange; and

                (v) no event contemplated by subsection (k) of this Section 6 in respect of the Partnership or the Operating Partnerships shall have occurred; and since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect on the Partnership and its subsidiaries, taken as a whole.

          (g) The Offering Unitholder shall have furnished to the Representatives a certificate, signed by an officer of the Offering Unitholder, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the information relating to the Offering Unitholder in the Final Prospectus, any supplement to the Final Prospectus and this Agreement, that the representations and warranties of the Offering Unitholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date and that all judgments, injunctions, orders or decrees applicable to the Offering Unitholder and the transactions contemplated by this Agreement as they relate to the Offering Unitholder are listed on Exhibit A to such
                                                             ---------
     certificate.

          (h) The Partnership shall have requested and caused Arthur Andersen LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of the Partnership for the nine months ended June 30, 2001, and as at June 30, 2001, in accordance with Statement on Auditing Standards No. 71, and stating in effect, except as provided in Schedule I hereto, that:


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                     (i)   in their opinion the audited financial statements and
                     financial statement schedules included or incorporated by reference in the Registration Statement and the Preliminary Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

                     (ii) on the basis of a reading of the latest unaudited financial statements made available by the Partnership; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the nine months ended June 30, 2001, and as at June 30, 2001, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the Board of Directors of the General Partner and inquiries of certain officials of the General Partner who have responsibility for financial and accounting matters of the Partnership as to transactions and events subsequent to September 30, 2000, nothing came to their attention which caused them to believe that:

                           (A) any unaudited financial statements included or incorporated by reference in the Registration Statement and the Preliminary Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles;

                           (B) with respect to the period subsequent to June 30, 2001, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Partnership or capital of the Partnership or decreases in the unitholders' equity of the Partnership as of June 30, 2001 as compared with the amounts shown on the June 30, 2001 consolidated balance sheet included or incorporated by reference in the Registration Statement and the Preliminary Final Prospectus, or for the period from July 1, 2001 to such specified date there were any decreases, as compared with June 30, 2000, in net revenues or income before income taxes or in total or per unit amounts of net income of the Partnership, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be

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          accompanied by an explanation by the Partnership as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                      (C) the information included or incorporated by reference in the Registration Statement and Preliminary Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial
          Data) and Item 302 (Supplementary Financial Information) is not in conformity with the applicable disclosure requirements of Regulation S-K.

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Partnership and its subsidiaries) set forth in the Registration Statement and the Preliminary Final Prospectus and in Exhibit 12 to the Registration Statement, including the information set forth under the captions "Capitalization" and "Selected Historical and Pro Forma Financial and Other Data" in the Preliminary Final Prospectus, the information included or incorporated by reference in Items 1, 2, 6, 7 and 11 of the Partnership's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Preliminary Final Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in the Partnership's Quarterly Reports on Form 10-Q, incorporated by reference in the Registration Statement and the Preliminary Final Prospectus, agrees with the accounting records of the Partnership, excluding any questions of legal interpretation. References to the Preliminary Final Prospectus in this paragraph (h) include any supplement thereto at the date of the letter; and

               (iv) on the basis of a reading of the unaudited pro forma financial statements included or incorporated by reference in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Partnership and Columbia Propane Corporation who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or


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                that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any material change or decrease specified in the letter or letters referred to in paragraph (h) of this
     Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the financial condition, results of operations, prospects, business or properties of the Partnership and the Operating Partnerships, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

          (j) On or prior to the Closing Date, the Partnership shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (k) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change in or affecting the financial condition, business, properties or results of operations or prospects of the Partnership, the Operating Partnerships or the General Partners not contemplated by the Final Prospectus, which in your reasonable opinion, as Representatives of the several Underwriters would materially adversely affect the market for the Securities, or (ii) any event or development relating to or involving the Partnership, the Operating Partnerships or the General Partners which makes any statement of material fact made in the Final Prospectus untrue or which, in the opinion of the Partnership and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Final Prospectus in order to state a material fact required by the Act or any other applicable law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Final Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially adversely affect the market for the Securities.

          (l) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Partnership's or Operating Partnerships' debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any

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     such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

           (m) The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, subject to official notice of issuance, and satisfactory evidence of such actions shall have been provided to the Representatives.

           (n) On or prior to the Closing Date, the Partnership shall have furnished to the Representatives a letter substantially in the form of Annex I hereto from the General Partner, Petrolane and each executive officer of the General Partner addressed to the Representatives. All such opinions, certificates, letters and other documents referred to in this
     Section 6 will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel. Any certificate or document signed by any officer of the Partnership, the Operating Partnerships or the General Partners and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Partnership, the Operating Partnerships or the General Partners to each Underwriter as to the statements made therein. If any of the conditions specified in this
     Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at the Closing Date by the Representatives. Notice of such cancellation shall be given to the Partnership in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 6 shall be delivered at the office of Morgan, Lewis & Bockius LLP, counsel for the Partnership, at 101 Park Avenue, New York, New York 10178, on the Closing Date.

     7.    Reimbursement of Underwriters' Expenses. If the sale of the
           ---------------------------------------
Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Partnership Entities or the Offering Unitholder to perform any agreement herein or comply with any provision hereof other than by reason of a default or termination by any of the Underwriters pursuant to Sections 9 or 10 hereof, the Partnership Entities and the Offering Unitholder will reimburse the Underwriters severally, in amounts reflecting each of the Partnership's and Offering Unitholder's proportional share of the Underwritten Securities, through Salomon Smith Barney Inc. on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

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     8.   Indemnification and Contribution.
          --------------------------------

          (a) The Partnership Entities, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act and the Offering Unitholder, its directors, officers, employees and agents and each person who controls the Offering Unitholder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Partnership Entities will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Partnership or the General Partner by or on behalf of any Underwriter through the Representatives, specifically for inclusion therein. With respect to any untrue statement or omission of material fact made in any Preliminary Final Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Securities, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Partnership had previously furnished copies of the Final Prospectus to the Representatives, (x) delivery of the Final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Final Prospectus was corrected in the Final Prospectus (excluding documents incorporated by reference) and
     (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability that the Partnership Entities may otherwise have.

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          (b) The Offering Unitholder agrees to indemnify and hold harmless the
     Partnership Entities, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Partnership Entities or any Underwriter within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Partnership Entities to each Underwriter, but only with reference to written information furnished to the Partnership Entities by or on behalf of the Offering Unitholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Offering Unitholder may otherwise have. The Partnership Entities and the Underwriters acknowledge that the statements set forth (i) in the fifth paragraph on page S-19 in the Preliminary Final Prospectus about the relationships between the Offering Unitholder and the Underwriters and (ii) in the first and last sentence of the first paragraph and the first sentence of the last paragraph in the Base Prospectus under the heading "Offering Unitholder" constitute the only information furnished in writing by or on behalf of the Offering Unitholder for inclusion in any Preliminary Final Prospectus or Final Prospectus.

          (c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Partnership Entities, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Partnership Entities within the meaning of either the Act or the Exchange Act and the Offering Unitholder, its directors, officers, employees and agents and each person who controls the Offering Unitholder within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Partnership Entities to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Partnership or the General Partner by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have. The Partnership Entities and the Offering Unitholder acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and under the heading "Underwriting" in the Preliminary Final Prospectus (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and
     (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

          (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify

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         the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) based on the advice of counsel, the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

              (e) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Partnership Entities, the Offering Unitholder and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Partnership Entities, the Offering Unitholder

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         and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Partnership Entities, the Offering Unitholder and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Partnership Entities, the Offering Unitholder and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Partnership Entities, of the Offering Unitholder and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Partnership Entities and the Offering Unitholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Partnership Entities or the Offering Unitholder, on the one hand, or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Partnership Entities, the Offering Unitholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls any of the Partnership Entities within the meaning of either the Act or the Exchange Act, each officer of the Partnership Entities who shall have signed the Registration Statement and each director or officer of the Partnership Entities shall have the same rights to contribution as the Partnership Entities, and each person who controls the Offering Unitholder within the meaning of either the Act or the Exchange Act and each officer, director, employee and agent of the Offering Unitholder shall have the same rights to contribution as the Offering Unitholder, subject in each case to the applicable terms and conditions of this paragraph (e).

Salomon Smith Barney Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
UBS Warburg LLC
Page 33

         9.  Default by an Underwriter. If any one or more Underwriters shall
             -------------------------
fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Partnership Entities or the Offering Unitholder.

         In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Partnership Entities, the Offering Unitholder and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the
             -----------
absolute discretion of the Representatives, by notice given to the Partnership prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Partnership's Common Units shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

         11. Representations and Indemnities to Survive. The respective
             ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Partnership Entities or its officers, of the Offering Unitholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Offering Unitholder or the Partnership Entities or any of the officers, directors, employees, agents or controlling persons referred to in
Section 9 hereof, and

Salomon Smith Barney Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
UBS Warburg LLC
Page 34

will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

        12.     Notices. All communications hereunder will be in writing and
                -------
effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to any of the Partnership Entities, will be mailed, delivered or telefaxed to the office of the Partnership at 460 North Gulph Road, King of Prussia, Pennsylvania, 19406, Attention: Managing Counsel and confirmed to it at (610) 992-3258, attention of the Legal Department; or, if sent to the Offering Unitholder, will be mailed, delivered or telefaxed to it at the address set forth on Schedule II hereto.

        13.     Successors. This Agreement will inure to the benefit of and be
                ----------
binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

        14.     Applicable Law. This Agreement will be governed by and construed
                ---------------
in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

        15.     Counterparts. This Agreement may be signed in one or more
                ------------
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

        16.     Headings. The section headings used herein are for convenience
                --------
only and shall not affect the construction hereof.

        17.     Definitions. The terms that follow, when used in this Agreement,
                -----------
shall have the meanings indicated.

        "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

        "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date.

        "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

        "Commission" shall mean the Securities and Exchange Commission.

Salomon Smith Barney Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
UBS Warburg LLC
Page 35


         "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

         "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

         "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus that describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

         "Registration Statement" shall mean both of the registration statements referred to in paragraph 1(a) above (file numbers 333-73686 and 333-45902), including exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

         "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

         "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

         "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

Salomon Smith Barney Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
UBS Warburg LLC
Page 36

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Partnership Entities, the Offering Unitholder and the several Underwriters.

                                Very truly yours,

                                AmeriGas Partners, L.P.

                                By: AmeriGas Propane, Inc., its General Partner


                                By: /s/ Martha B. Lindsay
                                   ----------------------------------------
                                Name:  Martha B. Lindsay
                                Title: Vice President-Finance

                                AmeriGas Propane, L.P.

                                By: AmeriGas Propane, Inc., its General Partner


                                By: /s/ Martha B. Lindsay
                                   ----------------------------------------
                                Name:  Martha B. Lindsay
                                Title: Vice President-Finance

                                AmeriGas Propane, Inc.



                                By: /s/ Martha B. Lindsay
                                   ----------------------------------------
                                Name:  Martha B. Lindsay
                                Title: Vice President-Finance

                                AmeriGas Eagle Propane, L.P.

                                By:  AmeriGas Eagle Holdings, Inc., its General
                                      Partner


                                By: /s/ Martha B. Lindsay
                                   ----------------------------------------
                                Name:  Martha B. Lindsay
                                Title: Vice President-Finance

Salomon Smith Barney Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
UBS Warburg LLC
Page 37


                                AmeriGas Eagle Holdings, Inc.



                                By: /s/ Martha B. Lindsay
                                   ---------------------------------------
                                Name:   Martha B. Lindsay
                                Title:  Vice President-Finance

                                Offering Unitholder:

                                Columbia Energy Group

                                By: /s/ Michael W. O'Donnell
                                    --------------------------------------
                                Name:   Michael W. O'Donnell
                                Title:  President


The foregoing Agreement is hereby
confirmed and accepted as of the date
first written above.

Salomon Smith Barney Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
UBS Warburg LLC

By: Salomon Smith Barney Inc.

By: /s/ James B. Hanson
   --------------------------------
         Name:  James B. Hanson
              ---------------------
         Title: Vice President
               --------------------

For themselves and the other several
Underwriters, if any, named in Schedule I to the foregoing Agreement.

                                   SCHEDULE I
                                   ----------

                                                Number of Underwritten
                                                ----------------------
Underwriters                                  Securities to be Purchased
------------                                  --------------------------
                                                 from the Partnership
                                                 --------------------

Salomon Smith Barney Inc. ...............              522,197
Banc of America Securities LLC ..........              276,456
Credit Suisse First Boston Corporation ..              522,197
UBS Warburg LLC .........................              522,197
                                                       -------
Total ...................................            1,843,047
                                                     ---------


                                  Schedule I-1

                                   SCHEDULE II
                                   -----------

Offering Unitholder:

Columbia Energy Group
801 East 86/th/ Street
Merrillville, Indiana 46410

                                           Number of Underwritten Securities
                                           ---------------------------------
Underwriters                                     to be Purchased from the
------------                                     ------------------------
                                                 Offering Unitholder
                                                 -------------------

Salomon Smith Barney Inc. ................           667,803
Banc of America Securities LLC ...........           353,544
Credit Suisse First Boston Corporation ...           667,803
UBS Warburg LLC ..........................           667,803
                                                  ----------
Total ....................................         2,356,953
                                                  ----------

                                  SCHEDULE I-2

                                     ANNEX I

        [Letterhead of AmeriGas Propane, Inc., Petrolane Incorporated and executive officers of AmeriGas Partners, L.P.]

             AmeriGas Partners, L.P. Public Offering of Common Units

                                December 5, 2001

Salomon Smith Barney Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
UBS Warburg LLC
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         This letter is being delivered to you in connection with the Underwriting Agreement (the "Underwriting Agreement") by and among AmeriGas Partners, L.P., a Delaware limited partnership (the "Partnership"), AmeriGas Propane, L.P., a Delaware limited partnership ("AmeriGas Propane"), AmeriGas Eagle Propane, L.P., a Delaware limited partnership ("AmeriGas Eagle"), AmeriGas Propane, Inc., a Pennsylvania corporation (the "General Partner"), and AmeriGas Eagle Propane, Inc., a Delaware corporation ("Eagle General Partner," and collectively, the "Partnership Entities"), Columbia Energy Group (the "Offering Unitholder") and you as the representatives of a group of Underwriters named therein, relating to the sale of an aggregate of 4,200,000 common units of limited partner interests in the Partnership (the "Common Units") (said units to be issued and sold by the Partnership and the Offering Unitholder being hereinafter called the "Underwritten Securities") and the option to purchase up to 630,000 additional Common Units to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").

         In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with

                                  Schedule I-3

Salomon Smith barney Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
UBS Warburg LLC
Page 4


respect to, any Common Units of limited partner interests or any securities convertible into or exercisable or exchangeable for such units, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Final Prospectus.

     If for any reason the Underwriting Agreement should be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                              Yours very truly,


                              [Signature of AmeriGas Propane, Inc. and Petrolane Incorporated and executive officers of AmeriGas Partners, L.P.]